SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 2004
                                                          ---------------

                              BULL RUN CORPORATION
             (Exact name of registrant as specified in its charter)


  GEORGIA                            0-9385                   58-2458679
  -------                            ------                   ----------
(State or other                 (Commission File             (IRS Employer
jurisdiction of                      Number)              Identification No.)
incorporation)

                   4370 PEACHTREE ROAD, ATLANTA, GEORGIA 30319
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (404) 266-8333
                                 --------------
              (Registrant's telephone number, including area code)



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Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

On August 20, 2004, Bull Run Corporation issued a press release reporting that its wholly-owned operating subsidiary, Host Communications, Inc., has indefinitely suspended its primary events tours, the 3v3 Soccer Shootout and the 3-on-3 basketball Hoop-It-Up tour, following the culmination of the current tour year. The events business has historically generated operating losses for the company.

The information in this Report, including the Exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.  Financial Statements, Pro Forma Information and Exhibits
         --------------------------------------------------------

(c) Exhibits -
         Exhibit 99 - Press release dated August 20, 2004


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 20, 2004              BULL RUN CORPORATION


                                    By:   /s/ FREDERICK J. ERICKSON
                                         --------------------------
                                         Frederick J. Erickson
                                         Vice President - Finance,
                                         Chief Financial Officer, Treasurer and
                                         Assistant Secretary

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